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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement of Printware, Inc. on Form S-1 of our report dated February 2, 1996 (April 25, 1996 as to the first paragraph of Note 3), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
May 13, 1996